                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

     The following table sets forth the subsidiaries of Noble Corporation as of March 6, 2003 excluding certain subsidiaries that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary (as defined in Rule 1-02 (W) of Regulation S-X as of December 31, 2002):

SUBSIDIARY NAME                                                                 INCORPORATED OR ORGANIZED IN:
---------------------------------------------------------------                 ----------------------------------
Noble Holding (U.S.) Corporation (1)                                            Delaware
Noble Drilling Holding Limited (1)                                              Cayman Islands
Noble Drilling (Cyprus) Limited (1)                                             Cyprus
Noble Engineering & Development Limited (1)                                     Cayman Islands
Noble Downhole Technology Ltd. (1)                                              Cayman Islands
Noble Drilling Corporation (2)                                                  Delaware
Noble Wellbore Technologies Inc. (2)                                            Delaware
Noble Drilling Holding LLC (3)                                                  Delaware
Maurer Technology Incorporated (4)                                              Delaware
Noble Engineering & Development de Venezuela C.A. (4)                           Venezuela
Noble Drilling (Deutschland) GmbH (5)                                           Germany
Noble Technology (Canada) Ltd. (5)                                              Canada
Noble Drilling Asset Holding Corporation (6)                                    Delaware
Noble Drilling International Inc.(6)                                            Delaware
Noble Drilling Services Inc. (6)                                                Delaware
Noble Drilling (U.S.) Inc. (6)                                                  Delaware
Noble Earl Frederickson LLC (6)                                                 Delaware
Noble Properties Inc. (6)                                                       Oklahoma
Triton Engineering Services Company (6)                                         Delaware
Noble Drilling (Denmark) Holding ApS (7)                                        Denmark
WELLDONE Engineering Services GmbH (8)                                          Germany
Noble Drilling International (Cayman) Ltd. (9)                                  Cayman Islands
Noble Drilling (Canada) Ltd. (9)                                                Alberta
Noble Drilling (Jim Thompson) Inc. (10)                                         Delaware
Noble Drilling (Paul Romano) Inc. (10)                                          Delaware
Noble (Gulf of Mexico) Inc. (10)                                                Delaware
Noble Drilling Exploration Company (10)                                         Delaware
Ilion, LLC (10)                                                                 Delaware
Noble Asset Mexico LLC (10)                                                     Delaware
Noble Johnnie Hoffman LLC (10)                                                  Delaware
Noble Leonard Jones LLC (10)                                                    Delaware
Noble Shipyard Management Inc. (10)                                             Delaware
Triton Engineering Services Company, S.A.(11)                                   Venezuela
Triton International, Inc. (11)                                                 Delaware
Triton USA, Inc. (11)                                                           Delaware
Noble Drilling (Norway) A S (12)                                                Norway
Noble Drilling Services (Norge) A S (12)                                        Norway
DMT WELLDONE Drilling Services GmbH (13)                                        Germany
Noble John Sandifer LLC (14)                                                    Delaware
International Directional Services Ltd. (15)                                    Bermuda
Noble do Brasil S/C Ltda. (15)                                                  Brazil
Noble Asset Company Limited (15)                                                Cayman Islands
Noble Asset (U.K.) Limited (15)                                                 Cayman Islands
Noble Contracting GmbH (15)                                                     Switzerland
Noble Drilling (Nigeria) Ltd. (15)                                              Nigeria
Noble Drilling (Paul Wolff) Ltd. (15)                                           Cayman Islands
Noble Drilling (TVL) Ltd. (15)                                                  Cayman Islands
Noble Enterprises Limited (15)                                                  Cayman Islands
Noble International Finance Company (15)                                        Cayman Islands
Noble International Limited (15)                                                Cayman Islands
Noble Mexico Limited (15)                                                       Cayman Islands
Noble-Neddrill International Limited (15)                                       Cayman Islands
Noble Drilling (N.S.) Limited (15)                                              U.K.

                                  SUBSIDIARIES

SUBSIDIARY NAME                                                                 INCORPORATED OR ORGANIZED IN:
---------------------------------------------------------------                 ----------------------------------
Noble Drilling (Denmark) ApS (15)                                               Denmark
Noble Offshore Real Estate Ltd. (15)                                            Cayman Islands
Noble Campeche Limited (15)                                                     Cayman Islands
Noble Deepwater Mexico Limited (15)                                             Cayman Islands
Noble Drilling (Carmen) Limited (15)                                            Cayman Islands
Noble Gene Rosser Limited (15)                                                  Cayman Islands
Noble Latin America Limited (15)                                                Cayman Islands
Noble Mexico Services Limited (15)                                              Cayman Islands
Noble Offshore Contracting Limited (15)                                         Cayman Islands
Noble Offshore Mexico Limited (15)                                              Cayman Islands
372733 Alberta Inc. (16)                                                        Alberta
Bawden Drilling Inc. (16)                                                       Delaware
Bawden Drilling International Ltd. (16)                                         Bermuda
Noble International Services Ltd. (16)                                          Bermuda
Triton Drilling Services Nigeria Limited (17)                                   Nigeria
Triton International de Mexico, S.A. de C.V. (17)                               Mexico
TSIA International (Antilles) N.V. (18)                                         Antilles
Noble Rochford Drilling Ltd. (18)                                               Cayman Islands
Arktik Drilling Limited, Inc. (19)                                              Bahamas
Noble Drilling (U.K.) Ltd. (20)                                                 U.K.
Noble Drilling (Land Support) Limited (20)                                      U.K.
Noble Drilling International Ltd. (21)                                          Bermuda
Noble Drilling International Services Ptd. Ltd. (21)                            Singapore
Noble Drilling (Malaysia) Sdn. Bhd. (21)                                        Malaysia
Noble Drilling Arabia Limited (22)                                              Saudi Arabia
Noble Drilling de Venezuela C.A. (22)                                           Venezuela
Noble Offshore de Venezuela C.A. (22)                                           Venezuela
Resolute Insurance Group Ltd. (23)                                              Bermuda
Noble Drilling (Nederland) B.V. (24)                                            The Netherlands
Noble CROSCO Drilling Ltd. (25)                                                 Cayman Islands
Noble Rochford Drilling (North Sea) Ltd. (26)                                   Cayman Islands
Maragem A S (27)                                                                Norway
Noble CROSCO Operating Ltd. (28)                                                Cayman Islands

(1)    100% owned by Noble Corporation
(2)    100% owned by Noble Holding (U.S.) Corporation
(3)    100% owned by Noble Drilling Holding Limited
(4)    100% owned by Noble Engineering & Development Limited
(5)    100% owned by Noble Downhole Technology Ltd.
(6)    100% owned by Noble Drilling Corporation
(7)    100% owned by Noble Drilling Holding LLC
(8)    100% owned by Noble Drilling (Deutschland) GmbH
(9) 100% owned by Noble Drilling International Inc. (95% in the case of Noble Drilling International (Cayman) Ltd.)
(10)   100% owned by Noble Drilling (U.S.) Inc.
(11)   100% owned by Triton Engineering Services Company
(12)   100% owned by Noble Drilling (Denmark) Holding ApS
(13) Owned 50% by WELLDONE Engineering Services GmbH and 50% by Noble Drilling (Deutschland) GmbH
(14)   100% owned by Noble Drilling Asset Holding Corporation
(15)   100% owned by Noble Drilling International (Cayman) Ltd.
(16)   100% owned by Noble Drilling (Canada) Ltd.
(17)   100% owned by Triton International Inc.
(18)   100% owned by Noble Asset Company Limited

                                  SUBSIDIARIES


(19)   Joint venture (owned 82% by Noble Asset Company Limited)
(20)   100% owned by Noble Drilling (N.S.) Limited
(21) 100% owned by Noble Enterprised Limited (70% in the case of Noble Drilling (Malaysia) Sdn. Bhd.)
(22)   100% owned by Noble International Limited
(23)   100% owned by Bawden Drilling International Ltd.
(24)   100% owned by Noble Drilling (Denmark) ApS
(25)   Joint venture (owned 50% by Noble Asset Company Limited)
(26)   100% owned by Noble Rochford Drilling Ltd.
(27)   11% owned by Noble Drilling Services (Norge) A S
(28)   100% owned by Noble CROSCO Drilling Ltd.